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                                   FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                          STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                    CHECK IF AN APPLICATION TO DETERMINE
                   ELIGIBILITY OF A TRUSTEE PURSUANT TO
                        SECTION 305(b)(2)  |__|

                                ---------------

                               THE BANK OF NEW YORK
                (Exact name of trustee as specified in its charter)

             New York                                       13-5160382
      (State of incorporation                           (I.R.S. employer
     if not a U.S. national bank)                       identification no.)

    One Wall Street, New York, N.Y.                             10286
(Address of principal executive offices)                     (Zip code)

                                ---------------

                                AFFYMETRIX, INC.
                (Exact name of obligor as specified in its charter)

         Delaware                                            77-0319159
(State or other jurisdiction of                          (I.R.S. employer
incorporation or organization)                          identification no.)

   3380 Central Expressway
   Santa Clara, California                                    95051
(Address of principal executive offices)                   (Zip code)

                                ---------------

                     5% Convertible Subordinated Notes due 2006
                         (Title of the indenture securities)

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

1.  GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

    (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.


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              Name                                     Address
------------------------------------------------------------------------------------
    Superintendent of Banks of the State of      2 Rector Street, New York,
    New York                                     N.Y.  10006, and Albany, N.Y. 12203

    Federal Reserve Bank of New York             33 Liberty Plaza, New York,
                                                 N.Y.  10045

    Federal Deposit Insurance Corporation        Washington, D.C.  20429

    New York Clearing House Association          New York, New York   10005

    (b)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

    Yes.

2.  AFFILIATIONS WITH OBLIGOR.

    IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH
    AFFILIATION.

    None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO
     RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE ACT) AND
     17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and
        Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                       -2-

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                                     SIGNATURE

Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 10th day of December, 1999.


                                       THE BANK OF NEW YORK


                                       By: /s/  MICHAEL CULHANE
                                           --------------------
                                           Name:  Michael Culhane
                                           Title: Vice President

              Consolidated Report of Condition of

                   THE BANK OF NEW YORK
              of One Wall Street, New York, N.Y. 10286
              And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business September 30, 1999, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                  Dollar Amounts
                                                                  In Thousands
ASSETS
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin                 $6,394,412
   Interest-bearing balances                                           3,966,749
Securities:
   Held-to-maturity securities                                           805,227
   Available-for-sale securities                                       4,152,260
Federal funds sold and Securities purchased under
   agreements to resell                                                1,449,439
Loans and lease financing receivables:
   Loans and leases, net of unearned income          37,900,739
   LESS: Allowance for loan and
     lease losses                                       572,761
   LESS: Allocated transfer risk reserve                 11,754
   Loans and leases, net of unearned income,
     allowance, and reserve                                           37,316,224
Trading Assets                                                         1,646,634
Premises and fixed assets (including
   capitalized leases)                                                   678,439
Other real estate owned                                                   11,571
Investments in unconsolidated subsidiaries and
   associated companies                                                  183,038
Customers' liability to this bank on acceptances
   outstanding                                                           349,282
Intangible assets                                                        790,558
Other assets                                                           2,498,658
                                                                     -----------
Total assets                                                         $60,242,491
                                                                     ===========
LIABILITIES
Deposits:
   In domestic offices                                               $26,030,231
   Noninterest-bearing                               11,348,986
   Interest-bearing                                  14,681,245
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs                                           18,530,950
   Noninterest-bearing                                  156,624
   Interest-bearing                                  18,374,326
Federal funds purchased and Securities sold under
   agreements to repurchase                                            2,094,678
Demand notes issued to the U.S.Treasury                                  232,459
Trading liabilities                                                    2,081,462
Other borrowed money:
   With remaining maturity of one year or less                           863,201
   With remaining maturity of more than one year
     through three years                                                     449
   With remaining maturity of more than three years                       31,080
Bank's liability on acceptances executed and
   outstanding                                                           351,286
Subordinated notes and debentures                                      1,308,000
Other liabilities                                                      3,055,031
                                                                     -----------
Total liabilities                                                     54,578,827
                                                                     ===========
EQUITY CAPITAL
Common stock                                                           1,135,284
Surplus                                                                  815,314
Undivided profits and capital reserves                                 3,759,164
Net unrealized holding gains (losses) on
  available-for-sale securities                                          (15,440)
Cumulative foreign currency translation
  adjustments                                                            (30,658)
                                                                     -----------
Total equity capital                                                   5,663,664
                                                                     -----------
Total liabilities and equity capital                                 $60,242,491
                                                                     ===========

     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                                Thomas J. Mastro

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

           Thomas A. Reyni
           Alan R. Griffith             Directors
           Gerald L. Hassell